POWER OF ATTORNEY


     Each of the undersigned Trustees of WPG Growth & Income Fund, a Massachusetts business trust (the "Fund"), does hereby constitute and appoint Francis H. Powers, Jay C. Nadel and Roger J. Weiss, and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) any and all amendments to the Registration Statements on Form N-8A and Form N-1A to be filed by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and/or the Securities Act of 1933, as amended (the "1933 Act"), (2) any registration statement on Form N-14, and any and all amendments thereto, filed by the Fund and (3) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable the Fund to comply with the 1940 Act and the 1933 Act and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 22nd day of April, 1998.


/S/RAYMOND R. HERMANN, JR.                      /S/WILLIAM B. ROSS
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Raymond R. Hermann, Jr.,                        William B. Ross,
as Trustee and not individually                 as Trustee and not individually


/S/LAWRENCE J. ISRAEL                           /S/ HARVEY E. SAMPSON
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Lawrence J. Israel,                             Harvey E. Sampson,
as Trustee and not individually                 as Trustee and not individually


/S/GRAHAM E. JONES                              /S/ ROBERT A. STRANIERE
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Graham E. Jones,                                Robert A. Straniere,
as Trustee and not individually                 as Trustee and not individually


/S/PAUL MEEK                                    /S/ ROGER J. WEISS
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Paul Meek,                                      Roger J. Weiss,
as Trustee and not individually                 as Trustee and not individually